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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 14, 1999


                               SAGA SYSTEMS INC.
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             (Exact name of Registrant as specified in its Charter)



           Delaware                  001-13609                 54-1167173
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(State or other Jurisdiction       (SEC File No.)            (IRS Employer
       of incorporation)                                 Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                      20190
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:           (703) 391-6757
                                                              --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)
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                              SAGA SYSTEMS, INC.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------


Item 5.  Other Events
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     SAGA SYSTEMS, Inc. (the "Company") announced that it will commence an open market repurchase of up to two million shares of the Company's common stock. This component of the Company's ongoing repurchase program begins June 14, 1999 and will continue for an indefinite period as set forth in the press release issued June 14, 1999 and attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits
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          Exhibit 99.1      Press release dated June 14, 1999
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SAGA SYSTEMS, INC.


Date: June 14, 1999                    By: /s/ Katherine E. Butler
                                          -----------------------------
                                          Katherine E. Butler
                                          Vice President, General Counsel and
                                            Secretary